UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported): May 3, 2010

BIO SOLUTIONS MANUFACTURING, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32044	16-1576984

(State or other jurisdiction	Commission	(IRS Employer
of incorporation)	file number	Identification No.)

9720 Heatherstone River Court
Townhouse 1
Estero, Fl   33928

Registrant’s telephone number, including area code: (888) 880-0994

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

On May 7, 2010, Bio-Solutions Manufacturing, Inc. (the “Company”) dismissed Sherb & Co. LLP (“Sherb”) as the Company’s independent registered public accounting firm. The dismissal was approved by the Company’s Board of Directors on May 3, 2010

During the fiscal years ended October 31, 2009 and October 31, 2008, Sherb’s reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles except, Sherb’s audit reports for the year ended October 31, 2009 and October 31, 2008 stated that certain conditions raised substantial doubt about the Company’s ability to continue as a going concern and that the financial statements do not include any adjustments to reflect the possible effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

During the fiscal years ended October 31, 2009 and October 31, 2008 and the subsequent interim period through May 7, 2010, (i) there were no disagreements between the Company and Sherb on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Sherb would have caused Sherb to make reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements; and  (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

On May 11, 2010, the Company provided Sherb with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Sherb furnished it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated May 12, 2010, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

On May 3, 2010, the Company engaged Frumkin, Lukin & Zaidman CPA’s (“FL&Z”) as its independent registered public accounting firm for the Company’s fiscal year ending October 31, 2010. The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on May 3, 2010.

During the years ended October 31, 2009 and October 31, 2008 and the subsequent interim period through May 7, 2010, the Company did not consult with FL&Z regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
16.1	Letter from Sherb & Co., LLP dated May 12, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bio Solutions Manufacturing, Inc.

Date: May 12, 2010	By:	/s/ David S. Bennett
David S. Bennett
President, Chief Executive Officer and
Chairman